Exhibit 10.6
                                  ------------




                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                                     Between

                            RFC CAPITAL CORPORATION,

                                    As Lender

                                       and

                           CIERA NETWORK SYSTEMS, INC.

                                   As Borrower

                                       and

                            CCC GLOBALCOM CORPORATION

                                  As Guarantor

                          Dated as of December 31, 2002



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                                TABLE OF CONTENTS
RECITALS...........................................................1
DEFINTIONS.........................................................2
ARTICLE I - LOANS; RENEWAL AND TERMINATION........................16


   1.1 - Revolving Credit Facility................................16
         -------------------------


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             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                          Dated as of December 31, 2002

         This Second Amended and Restated Loan and Security Agreement (this "Agreement") is made and entered into as of this 31st day of December, 2002, by and among Ciera Network Systems, Inc., a Texas corporation located at 1250 Woodbranch Park Drive, First Floor, Houston TX 77079 (as such, together with its successors and permitted assigns, "Borrower"), CCC GLOBALCOM CORPORATION, a Nevada corporation located at 1250 Woodbranch Park Drive, First Floor, Houston, Texas 77079 (as such, together with its successor and permitted assigns, "Guarantor"), and RFC CAPITAL CORPORATION, a Delaware corporation, located at 130 East Chestnut Street, Suite 400, Columbus, Ohio 43215 (as such, together with its successors and assigns, "Lender").


                                    RECITALS

         The indebtedness and obligations evidenced by this Agreement and all instruments, agreements, and documents executed in connection herewith constitute an amendment, renewal, and restatement of all indebtedness and obligations of the Borrower evidenced by a certain Amended and Restated Loan and Security Agreement dated as of September 7, 2001, between the Borrower, Guarantor and Lender, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement and Acknowledgement of Consent to Asset Purchase dated November 30, 2001, and as further amended from time to time (the "Existing Loan Agreement"), and by promissory notes, security agreements, collateral assignments, uniform commercial code financing statements or equivalent perfection documents, and any other document, agreement, waiver or other instrument executed in connection therewith or prior thereto (collectively with the Existing Loan Agreement, the "Existing Loan Documents").

         Various Events of Default (as defined in the Existing Loan Agreement) have occurred and are continuing under the Existing Loan Agreement, and have not been cured or waived as of the date hereof. As a result, Lender is entitled to terminate the Existing Loan Documents and accelerate the indebtedness due thereunder. The Borrower has requested that Lender restructure, amend, renew and restate the loans and financial accommodations outstanding under the Existing Loan Documents in accordance with the terms and conditions hereof, to provide working capital to be used in the Borrower's business, and to waive all Events of Default in existence as of the date hereof. Lender is willing to do so, upon the terms and conditions contained herein.

         Borrower and Guarantor acknowledge that each derives material benefit and valuable consideration from loans and financial accommodations provided by Lender hereunder.

         As  security  for  the   performance  of  Borrower's  and   Guarantor's
obligations hereunder, and under the documents and instruments executed in connection herewith, Borrower shall grant to Lender a security interest in substantially all of Borrower's assets, and Guarantor shall grant to Lender a security interest in the capital stock of Borrower, all as more fully described herein.

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         The  Existing  Loan  Documents  shall  remain in full force and effect, except to extent modified by this Agreement, as if the indebtedness and obligations secured and perfected with respect to the Existing Loan Documents
had  been  payable   originally  as  provided  by  this  Agreement  and  by  the instruments, agreements and documents executed in connection herewith. The terms and conditions of this Agreement and Lender's rights and remedies hereunder, shall apply to all of the obligations incurred under the Existing Loan Agreement and the Existing Loan Documents. It is expressly understood and agreed by the parties hereto that this Agreement is in no way intended to constitute a novation of the obligations and liabilities existing under the Existing Loan Documents or evidence payment of all or any of such obligations and liabilities. The Borrower reaffirms the security interests and liens granted to Lender pursuant to each of the Existing Loan Documents, which security interests and liens shall continue in full force and effect during the terms of this Agreement and any renewals thereof and shall continue to secure the obligations identified in the Existing Loan Documents. All references to the Existing Loan Agreement in the Existing Loan Documents shall be deemed to refer to this Agreement. If any inconsistency exists between this Agreement and the Existing Loan Agreement, the terms of this Agreement shall prevail.

         NOW, THEREFORE, in order to secure performance of Borrower's and Guarantor's obligations hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                   DEFINTIONS

         As used in this Agreement:

         "Account" or "Accounts" means each account as such term is defined in the Uniform Commercial Code.

         "Account Debtor" means a Person who is obligated on a Receivable.

         "Affiliate" means, with respect to a Person, (a) any partner, officer, shareholder or member (if holding more than 10% of the outstanding interest in such Person), director or managing agent of such Person, and (b) any other Person (other than a Subsidiary) that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other voting interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise.

         "Agreement" means this Second Amended and Restated Loan and Security Agreement, as the same may be amended, supplemented, extended or restated from time to time.

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         "Agreement Date" means the date as of which this Agreement is dated.

         "Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of governmental bodies and orders and decrees of courts and arbitrators.

         "Asset Disposition" means the disposition of any asset of Borrower or any of its Subsidiaries, other than sales of Inventory in the ordinary course of business.

         "Blocked Account" means a special account established by Borrower at a bank selected by Borrower, but acceptable to Lender in its discretion, in which Lender shall have been granted a first priority lien and security interest which lien shall be perfected pursuant to the Deposit Account Control Agreement.

         "Board" means the duly elected and serving members of the Board of Directors of Borrower.

         "Borrower" is defined in the preamble to this Agreement.

         "Borrowing" means a borrowing of Revolving Loan Advances.

         "Borrowing Base" means, with respect to Borrower, an amount in dollars equal to the sum, without duplication, of the following:

              (i)    ninety percent (90%) of the Eligible Billed Receivables;

              (ii)   plus   seventy   percent   (70%)   of   Eligible   Unbilled
                     Receivables;

              (iii)  minus the applicable Reserves.

         "Borrowing Base Certificate" means the Borrowing Base Certificate referred to in Section 1.2, substantially in the form attached hereto as Exhibit A.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Columbus, Ohio are authorized or required to close.

         "Capital Expenditures" means, with respect to any Person, all expenditures made and liabilities incurred which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

         "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "Change of Control" means the occurrence of any of the following events: (i) the sale or transfer of all or substantially all of the assets of Borrower as an entirety to any person or related group of persons other than an Affiliate or Affiliates of Borrower; (ii) Guarantor fails at any time to have

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

the right, directly or through one or more of its Affiliates, to elect a majority of the members of the Board of Borrower; or (iii) Borrower is liquidated, dissolved, or adopts a plan of liquidation pursuant to the Bankruptcy Code or any other bankruptcy law.

         "Closing Date" shall mean the latter of the Agreement Date or the date upon which the Agreement has been fully executed and all conditions to the making of an initial Revolving Loan Advance under this Agreement have been satisfied or waived in writing by Lender.

         "Collateral" means all of Borrower's assets, including all of the following property and interests in property of Borrower, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

              (i)    all Receivables,

              (ii)   all Inventory,

              (iii)  all Equipment,

              (iv)   all Contract Rights,

              (v)    all General Intangibles,

              (vi)   all Investment Property,

              (vii) each Deposit Account and all certificates of deposit maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC,

              (viii) all goods and other property, whether or not delivered, (a) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (b) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other property,

              (ix) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements, and other agreements and property which secure or relate to any Receivable or other Collateral, or are acquired for the purpose of securing and enforcing any item thereof,

              (x)  all  documents  of  title,   policies  and   certificates  of
              insurance, securities, chattel paper and other documents and instruments,

              (xi) all other goods and personal property, whether tangible or intangible, wherever located, including money, letters of credit, supporting obligations, and each Letter-of-credit right,

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              (xii) all files,  correspondence,  computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any of the Receivables, or any Account Debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof, and

              (xiii) any and all products and proceeds of the foregoing (including, but not limited to, any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of, the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

         "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

         "Contract Rights" means any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper.

         "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of Borrower's right, title and interest in and to (i) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (ii) all renewals of any of the foregoing; (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (iv) the right to sue for past, present and future infringements of any of the foregoing; and (v) all rights corresponding to any of the foregoing throughout the world.

         "Covenant   Compliance   Certificate"  means  the  Covenant  Compliance
Certificate referred to in Section 6.1.

         "Credit Support Document" means each guaranty, letter of credit or other undertaking of any Guarantor or other party given for the benefit of Lender relating to the Obligations, including each stock pledge agreement by a Guarantor or any other party.

         "Default" shall mean an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

         "Deposit Account" has the meaning given to it in the UCC.

         "Deposit Account Control Agreement" means the Deposit Account Control Agreement, dated the Closing Date, among Borrower, Lender and the bank named therein, pursuant to which Lender shall have been granted a first priority lien and security interest in the deposit account more particularly described therein.

         "Dollar" and "$" means freely transferable United States dollars.

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         "EBITDA"  means,  for  any  period,  (a)  Net  Income  plus,   (without
duplication) to the extent deducted in the determination of Net Income for such period, (b) Interest Expense, (c) taxes imposed on or measured by income or excess profits (for such period and without regard to any prior periods), and
(d) the  amount  of all  depreciation  and  amortization  allowances  and  other
non-cash   expenses  of  Borrower,   minus  (e)  to  the  extent  added  in  the
determination of Net Income for such period, non-cash income of Borrower.

         "Eligible Billed Receivable" means a Receivable that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of business, net of any commissions payable by the Borrower to third parties, which meets all of the following requirements unless otherwise agreed to in writing by Lender:

              (a) such Receivable is owned by the Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of the Borrower to make such Receivable payable by the Account Debtor;

              (b) such Receivable does not require payment more than thirty (30) days from its invoice date;

              (c) such Receivable is paid in full within ninety (90) days from its due date;

              (d) such Receivable does not relate to any Account Debtor, or affiliated group of Account Debtors, for which fifty percent (50%) or more of the dollar amount of such Receivables remains unpaid for more than sixty (60) days from the date of its invoice;

              (e) such Receivable is not owed by an Account Debtor, or affiliated group of Account Debtors, which is obligated to Borrower respecting Receivables, the aggregate unpaid balance of which exceeds, at all times five percent (5%) of the aggregate unpaid balance of all otherwise Eligible Receivables owed to Borrower at such time by all of Borrower's Account Debtors, but only to the extent of such excess;

              (f) such Receivable is not owed by an Account Debtor to which Borrower is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, except for warranty and service claims in the ordinary course of business;

              (g) such Receivable does not relate to any Account Debtor who has given Borrower written notice of any defense or counterclaim against Borrower thereon;

              (h) such Receivable does not related to any Account Debtor located outside of the United States of America, unless such Receivable is supported by security acceptable to Lender;

              (i) the Account Debtor for such Receivable is not an Interested Party or Borrower Affiliate;

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              (j) the Account  Debtor for such  Receivable is not the government
         of  the  United  States  of  America,   any  state,  or  any  political
         subdivision of either of the foregoing, unless Borrower assigns its right to payment of such Receivable to Lender in compliance with the provisions of the Assignment of Claims Act of 1940 or any other applicable laws

              (k) the financial condition of the Account Debtor for such Receivable is satisfactory to Lender;

              (l) the Account Debtor for such Receivable is not the subject of bankruptcy, insolvency, receivership or other similar proceedings; and

              (m) Lender believes, in good faith, that such Receivable is, or will not be, impaired as the result of any Lien, claim or other risk, in the exercise of its reasonable business judgment.

              For purposes of this definition, and except as specifically set forth herein with respect to Eligible Unbilled Receivables, any Receivable that at any time is or becomes an Eligible Billed
         Receivable, but which subsequently fails to meet any of the requirements of this definition, shall cease to be an Eligible Billed Receivable (but shall continue to be part of the Collateral) for so long as the same fails to meets such requirements.

         "Eligible Receivables" means, collectively, Eligible Billed Receivables and Eligible Unbilled Receivables.

         "Eligible Unbilled Receivable" means a Receivable that meets all criteria of an Eligible Billed Receivable except that the Borrowers have not yet rendered an invoice to the Account Debtor for such obligations, but which must be evidenced by an electronic Call Detail Record.

         "Environmental Laws" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, Releases or threatened Releases of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport, or handling of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

         "Equipment" means and includes, all machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description used in Borrower's business operations or owned by Borrower or in which Borrower has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

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         "ERISA" means the Employee  Retirement  Income Security Act of 1974, as
in effect from time to time.

         "Event of Default" means any of the events specified in Section 9.1 provided that any requirement for notice or lapse of time or any other condition has been satisfied.

         "Excess Cash Flow" means an amount, determined as of the end of each fiscal quarter for the quarter then ended, equal to one-half (1/2) of the difference of (i) Borrower's EBITDA for the quarter then ended minus (ii) the aggregate sum, if any, of regular payments of principal on the Term Loans made by Borrower to Lender during such quarter minus (iii) the total capital expenditures (as allowed under this Agreement) paid in cash by Borrower during such quarter.

         "Existing Loan Agreement" is defined in the recitals to this Agreement.

         "Existing Loan Documents" is defined in the recitals to this Agreement.

         "Financing Statements" means any and all Uniform Commercial Code financing statements, in form and substance satisfactory to Lender, naming Lender as secured party, and Borrower as debtor, whether executed and delivered by Borrower or Lender or otherwise authorized by Borrower.

         "Fiscal Year" means the fiscal year of Borrower which ends on December 31 of each year.

         "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated and, when used with reference to Borrower or any Subsidiary of Borrower, consistent with the prior financial practices of Borrower.

         "General  Intangibles"  means all of Borrower's  now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of Borrower of every kind and nature (other than Accounts), including, without limitation, all Proprietary Rights, payment intangibles, corporate or other business records, inventions, designs, blueprints, plans, specifications, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which Borrower is beneficiary and any letter of credit, guarantee, claims, security interest or other security held by or granted to Borrower to secure payment by an Account Debtor of any of the Accounts.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local or foreign national or provincial and all agencies thereof.

         "Guarantor" shall have the meaning ascribed thereto in the preamble to this Agreement, and each other Person guaranteeing to Lender all or part of the Obligations.

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         "Guaranty"  means that certain Second  Amended and Restated  Continuing
Guaranty Agreement of even date herewith executed by Guarantor in favor of Lender, pursuant to which Guarantor has guaranteed payment of the Obligations subject to the limitation of liability set forth therein.

         "Indebtedness" of any Person means, without duplication, all Liabilities of such Person, and to the extent not otherwise included in Liabilities, the following: (a) all obligations for Money Borrowed or for the deferred purchase price of property or services, (b) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (c) all obligations of other Persons which such Person has guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and (d) in the case of Borrower (without duplication) all obligations under the Revolving Credit Facility and Term Loans.

         "Information   Certificates"  means  the  Information  Certificates  of
Borrower and Guarantor attached as Exhibit B.

         "Interest Expense" means interest on Indebtedness during the period for which computation is being made, excluding (a) the amortization of fees and costs incurred with respect to the closing of loans which have been capitalized as transaction costs, and (b) interest paid in kind and other non-cash interest.

         "Interest Rate" means a variable rate, adjusted monthly, equal to the Prime Rate plus 200 basis points (2%).

         "Interested Party" means any employee, agent, owner, partner, member, or shareholder of Borrower.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as in effect from time to time.

         "Inventory" means all inventory as such term is defined in the Uniform Commercial Code and shall include, without limitation, (a) all work in process,
(b) all raw materials or other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business, and (c) all documents evidencing and general intangibles relating to any of the foregoing.

         "Investment" means, with respect to any Person; (a) the acquisition or ownership by such Person of any share of capital stock, evidence of Indebtedness (which shall not include funds on deposit in demand deposit accounts) or other security issued by any other Person, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses,
(c) the obligations of any other Person that are guaranteed by such Person,  (d)

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any other  investment in any other Person,  and (e) any  commitment or option to make any of the investments listed in clauses (a) through (d) above.

         "Investment Property" has the meaning given to it in the UCC.

         "Lender" is defined in the preamble to this Agreement.

         "Letter-of-credit right" has the meaning given to it in the UCC.

         "Liabilities" of any Person means all items (except for items of capital stock, additional paid-in capital or retained earnings, or of general contingency or deferred tax reserves) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Liabilities are to be determined.

         "Lien" as applied to the property of Borrower or any Person means: (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person, and (c) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to property leased by such Person.

         "Loan Documents" means collectively this Agreement, the Guaranty, the Security Documents, the Credit Support Documents, and each other instrument, agreement or document executed by Borrower, a Guarantor, or any other Person in connection with this Agreement, whether prior to, on or after the Agreement Date.

         "Loans" means, collectively, the Revolving Loan Advances and the Term Loans.

         "Lockbox" means each U.S. Post Office Box specified in the Lockbox Agreements.

         "Lockbox Agreements" means each agreement between Borrower and a bank concerning the establishment of the Lockbox for the collection of Receivables.

         "Materially Adverse Effect" means any act, omission, situation, circumstance, event or undertaking which would, singly or in any combination with one or more other acts, omissions, situations, circumstances, events or undertakings have, or reasonably be expected to have, a materially adverse effect upon (a) the business, prospects, assets, properties, liabilities, financial condition and results of operations of Borrower and its Subsidiaries taken as a whole, (b) the value of the Collateral, (c) the Security Interest or the priority of the Security Interest, (d) the respective ability of Borrower or any other obligor to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (e) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of Lender to enforce any rights or remedies under or in connection with any Loan Document.

         "Maximum   Revolving   Credit   Amount"   means  Six  Million   Dollars
($6,000,000), or such lesser or greater amount as shall be agreed upon from time to time in writing by Lender and Borrower.

         "Money Borrowed" means, as applied to Indebtedness, (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable, and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property (other than trade credit that is incurred in the ordinary course of business), (c) Indebtedness that constitutes a Capitalized Lease Obligation, and (d) Indebtedness that is such by virtue of clause (c) of the definition thereof, but only to the extent that the obligations guaranteed are obligations that would constitute Indebtedness for Money Borrowed.

         "Net Income"  means,  as applied to any Person,  the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP, provided that there shall be excluded: (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, business units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, (e) any net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item.

         "Net Proceeds" means proceeds received by Borrower or any of its Subsidiaries in cash from any Asset Disposition (including, without limitation, payments under notes or other debt securities received in connection with any Asset Disposition), net of: (a) the transaction costs of such sale, lease, transfer or other disposition; (b) any tax liability arising from such transaction; and (c) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

         "Notice of Borrowing" means a telephonic or electronic notice followed by a confirming same-day written notice requesting a Borrowing, which is given by telex or facsimile transmission in accordance with the applicable provisions of this Agreement and which specifies (i) the amount of the requested Borrowing, and (ii) the date of the requested Borrowing.

         "Obligations" means, in each case whether now in existence or hereafter arising, (a) the principal of, and interest and premium, if any, on, the Revolving Loan Advances, (b) the principal of, and interest and premium, if any, on, the Term Loans, and (c) all indebtedness, liabilities, obligations, covenants and duties of Borrower to Lender of every kind, nature and description arising under this Agreement, or any of the other Loan Documents, or in connection with the Revolving Credit Facility or Term Loans, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including without limitation, fees and expenses required to be paid or reimbursed pursuant to Article II.

         "Obligor" means Borrower, the Guarantor and any Person who may now or in the future guaranty the payment and performance of the whole or any part of the Obligations.

         "Overadvances" is defined in Section 1.1.

         "Patents" means and includes, in each case whether now existing or hereafter arising, all of Borrower's right, title and interest in and to (a) any and all patents and patent applications, (b) inventions and improvements described and claimed therein, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, and (f) all rights corresponding to any of the foregoing throughout the world.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

         "Permitted Investments" means Investments of Borrower in: (a) negotiable certificates of deposit or time deposits issued by a state bank or by any United States bank or trust company having capital, surplus and undivided profits in excess of $1,000,000.00; (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same and (c) loans, advances or extensions of credit made by Borrower in the ordinary course of its business in the form of supplier advances, advances for component parts and other similar extensions of credit, not to exceed $100,000.00 in the aggregate outstanding at any time.

         "Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases only if payment shall not at the time be required to be made, and (ii) in the case of warehousemen or landlords, only if such liens are junior to the Security Interest in any of the Collateral, (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under payment or performance bonds, (c) other Liens on the real property owned by Borrower in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of Borrower, (d) purchase money Liens, including Liens securing Capitalized Lease Obligations, (e) Liens shown on Schedule 5.5(a), and (f) Liens of Lender arising under this Agreement and the other Loan Documents.

         "Person" means any individual, limited liability company, corporation, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which Borrower or any Affiliate of Borrower is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

         "Prime Rate" means for any month the rate of interest per annum announced or quoted by JPMorgan Chase Bank on the last day of the preceding month as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by JPMorgan Chase Bank to its most preferred borrower and, if such prime rate for commercial loans is discontinued by JPMorgan Chase Bank as a standard, a comparable reference rate designated by Lender as a substitute therefor shall be the Prime Rate.

         "Proprietary Rights" means all of Borrower's now owned and hereafter arising or acquired Patents, Copyrights and Trademarks, trade names, service marks, computer software, licenses, and other intangible property, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

         "Receivable" means and includes (a) any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as Accounts, contract rights, chattel paper, general intangibles, or otherwise) including, but not limited to, Accounts, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person, (b) all guarantees, security and Liens for payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (d) all proceeds of any of the foregoing.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System (or any successor).

         "Release" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the outdoor environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

         "Remedial Action" means actions required to (a) clean up, remove, treat or in any other way address Contaminants in the outdoor environment; (b) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the outdoor environment; or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

         "Reportable Event" has the meaning set forth in Section 4043(b) of ERISA, but shall not include a Reportable Event as to which the provision for 30 days notice to the PBGC is waived under applicable regulations.

         "Reserves" means reserves established against the amount of the Revolving Loan Advances, which Lender in the exercise of its reasonable credit judgment and discretion deems necessary to ensure payment of the Obligations.

         "Revenues" shall mean all money, funds, cash, proceeds, or payments of any kind received by Borrower from all sources, including without limitation, all proceeds of Collateral, including Net Proceeds, and all proceeds from the sale of Inventory or other Collateral, whether received in cash, by check, by other instrument, or otherwise.

         "Revolving   Credit  Facility"  means  the  revolving  credit  facility established under this Agreement in an aggregate principal amount outstanding at any one time not to exceed the Maximum Revolving Credit Amount.

         "Revolving Loan Advance" means a revolving loan made to Borrower pursuant to Section 1.1 and "Revolving Loan Advances" means more than one Revolving Loan Advance.

         "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "Security Documents" means each of the following: (a) the Financing Statements, (b) the Deposit Account Control Agreement, and (c) each other writing executed and delivered by Borrower or any other Obligor securing the Obligations or any part thereof.

         "Security Interest" means the Liens of Lender on and in the Collateral created or effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

         "Subordinated Indebtedness" means any Indebtedness for Money Borrowed of Borrower that is expressly subordinated to the Obligations on terms and conditions acceptable to Lender in its discretion.

         "Subsidiary" means, (a) when used to determine the relationship of a Person to another Person, a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more
Subsidiaries of such Person, (i) if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest, and (b) when used with respect to a Plan, ERISA or a provision of the Internal Revenue Code pertaining to employee benefit plans, any other corporation, trade or business (whether or not incorporated) which is under common control with Borrower and is treated as a single employer with Borrower under Section 414(b) or (c) of the Internal Revenue Code and the regulations thereunder.

         "Term Loans" means, collectively, Term Loan A, Term Loan B, Term Loan C and Term Loan D.

         "Term Loan A" is defined in Section 1.7.

         "Term Loan B" is defined in Section 1.7.

         "Term Loan C" is defined in Section 1.7.

         "Term Loan D" is defined in Section 1.7.

         "Termination Date" means the earliest to occur of: (a) December 31, 2007, (b) such date as the Obligations shall have been accelerated pursuant to the provisions of Section 9.2, or (c) such date as all Obligations shall have been irrevocably and indefeasibly paid in full and the Revolving Credit Facility shall have been terminated.

         "Termination Event" means (a) a Reportable Event, or (b) the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination, under Section 4041(c) of ERISA, or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

         "Trademarks" means and includes in each case whether now existing or hereafter arising, all of Borrower's rights, title and interest in and to (a) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks, (b) licenses of the foregoing, whether as licensee or licensor, (c) renewals thereof, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

         "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect from time to time in the state of Ohio.

         "Warrant Agreement" means that certain Warrant to Purchase 2,000,000 Shares of Common Stock of CCC GlobalCom Corporation dated the date hereof.

         General. Unless otherwise defined, all terms used in this Agreement that are defined in the UCC shall have the meaning give them in the UCC. All terms of an accounting nature not specifically defined in this Agreement shall have the meaning ascribed them by GAAP. References to any legislation or statute or code, or to any provision thereof, shall include any modification or reenactment of, or any legislative, statutory or code provision substituted for, such legislation, statute or code or provision thereof. References to any Person include its successor or permitted substitutes and assigns. Use of the word "including" shall be deemed to mean "including but not limited to."


                   ARTICLE I - LOANS, RENEWAL AND TERMINATION

         1.1 Revolving Credit Facility.

         (a) Revolving Loan Advances. Lender agrees, for so long as no Default or Event of Default exists and subject to the terms of this Agreement, to make Revolving Loan Advances to Borrower in an aggregate amount at any time outstanding up to the amount of the Borrowing Base at such time; provided, however, the aggregate amount of all Revolving Loan Advances Loans outstanding at any time shall not exceed the Maximum Revolving Credit Amount. Under the Revolving Credit Facility, Borrower from time to time may borrow, repay, prepay and reborrow the Revolving Loan Advances pursuant to the terms of this Agreement.

         (b) Overadvances. It is expressly understood and agreed that Lender intends to use the Borrowing Base as a maximum ceiling on Revolving Loan Advances to Borrower; provided, however, that it is agreed that should the Revolving Loan Advances ever exceed the ceiling so determined or any other limitation set forth in this Agreement (an "Overadvance," and collectively, "Overadvances"), such Overadvances shall nevertheless constitute Obligations secured by the Security Interest of Lender and, as such, shall be entitled to all benefits thereof and security therefor. In the event that Lender is willing in its sole and absolute discretion to make Overadvances, such Overadvances shall be payable on demand and shall bear interest as provided in this Agreement for Revolving Credit Advances generally or at such higher rate of interest as Lender may require as a condition to making such Overadvances.

         1.2 Borrowing Procedures.

         (a) Borrower may, from time to time, request Lender to make Revolving Loan Advances. Subject to the provisions of Section 8.1 of this Agreement, and provided that there does not then exist a Default or an Event of Default, Lender shall fund Borrower's request for Revolving Loan Advances as follows: (i) by the close of business on the Business Day such request is received if the request is received prior to 10:00 a.m. east coast time; and (ii) by the close of the next Business Day if the request is received after that time.

         (b) Each request for a Revolving Loan Advance shall be made by transmission to Lender of a Notice of Borrowing and shall, if requested by Lender or required pursuant to Section 6.7, be accompanied by a complete and accurate Borrowing Base Certificate, and shall be confirmed by Borrower with Lender by telephone; provided, that Lender shall at any time have the right to review and adjust, in the exercise of its reasonable discretion, any calculation set forth in the Borrowing Base Certificate or the Notice of Borrowing (i) to reflect Lender's reasonable estimate of declines in value of any of the Collateral described in such Borrowing Base Certificate, and (ii) to the extent such calculation is not in accordance with this Agreement. Borrower shall make no more than three (3) requests for Revolving Loan Advances per calendar week.

         (c) Borrower shall reimburse Lender and hold Lender harmless from any loss or expense that Lender may sustain or incur as a consequence of the failure of Borrower to borrow additional Loans after Borrower has requested (or is deemed to have requested) such additional Loans, including any such loss or expense arising from the liquidation or re-employment of funds obtained by Lender to maintain the Loans or from fees payable to terminate the deposits from which such funds were obtained.

         1.3 Interest.

         (a) Interest shall accrue on the outstanding principal balance of the Loans at the Interest Rate. All interest accrued on the outstanding principal balance of the Loans shall be calculated on the basis of a year of 360 days and the actual number of days elapsed in each month. Accrued interest shall be due and payable monthly, in arrears, on the first day of the month following the month in which such interest accrues.

         (b) Upon the occurrence and during the continuation of an Event of Default, which Event of Default is not cured to the satisfaction of Lender within ten (10) days from the date such Event of Default first occurred, the unpaid principal balance of the Loans shall bear interest at a per annum rate equal to the Interest Rate plus 200 basis points (2%) effective as of and from the date such Event of Default first occurred, as determined by Lender.

         1.4 Payment as Revolving Loan Advance. The becoming due of any amount required to be paid under this Agreement as principal, accrued interest, fees, and other charges and amounts shall be deemed irrevocably to be a request by Borrower for a Revolving Loan Advance on the due date of, and in an aggregate amount required to pay, such principal, accrued interest, fees, and other charges and amounts, and the proceeds of each such Revolving Loan Advance may, at Lender's option, be disbursed by Lender by way of direct payment of the relevant Obligation. All such disbursements in payment of the relevant Obligation shall be deemed to be a Revolving Loan Advance for all purposes of this Agreement.

         1.5 Allocation of Payments and Limit of Interest. All Revenues received by Lender from Borrower shall be applied pro tanto to the Obligations in such manner as Lender shall determine. Lender does not intend to charge interest at a rate in excess of the highest rate permitted by Applicable Law. In the event any interest is changed or received in excess of the highest rate permitted by Applicable Law, or any loan charges are collected or received in excess of the maximum amounts collectible under Applicable Law (such excess(es) being referred to herein individually and collectively as "Excess"), Borrower acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and that any Excess received by Lender shall be applied, first, to the payment of the then outstanding and unpaid principal hereunder; second, to the payment of the Other Obligations then outstanding and unpaid; and third, returned to Borrower, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Prime Rate, such an unintentional result could inadvertently occur. Interest on any outstanding principal balance shall be spread over the entire period that such principal balance is outstanding. Any excess interest charges paid by Borrower to Lender shall be applied to reduce the outstanding principal balance of the Obligations.

         1.6 Renewal and Termination.

         (a) This Agreement shall expire on the Termination Date. Lender may terminate this Agreement at any time during the existence of an Event of Default as provided in Section 9.2.

         (b) Upon the termination of this Agreement for any reason as herein provided, Borrower shall be required to pay, discharge and satisfy, no later than the effective date of such termination, the Revolving Loan Advances, the Term Loans, all accrued and unpaid interest and fees, and all other non-contingent Obligations outstanding.

         (c)   All   undertakings,   agreements,   covenants,   warranties   and
representations of Borrower contained in this Agreement and the other Loan Documents shall survive any such termination, and Lender shall retain each and every Security Interest, and all other rights and remedies of Lender under this Agreement and the other Loan Documents, notwithstanding such termination until Borrower has paid the amounts described in Section 1.6(b).

         (d) Notwithstanding the payment in full of the Revolving Loan Advances, all Term Loans, all accrued and unpaid interest and fees, and all other non-contingent Obligations outstanding, Lender shall not be required to terminate its Security Interests unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and its Security Interest for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

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

         1.7 Term Loans.

         (a) Term Loan A. Subject to the terms and conditions hereof, the Lender agrees to make a Term Loan to Borrower in the amount of $3,500,000.00 ("Term Loan A"). There shall be a single borrowing under the Term Loan A made by the Lender to Borrower. The indebtedness represented by the Term Loan A shall bear interest as provided in Section 1.3, payable monthly in arrears in the manner described in that section. The principal balance of the Term Loan A shall be repaid in installments as follows: (i) commencing on the first Business Day of
February, 2005, and for eleven consecutive months thereafter, monthly installments of $25,000, then (ii) commencing on the first Business Day of February, 2006, and for twenty-three consecutive months thereafter, monthly installments of $37,500, and (iii) the final payment of all outstanding principal shall be due and payable on the Termination Date. The principal repayments set forth herein shall be in addition to payments of all accrued and unpaid interest due monthly in accordance with Section1.3.

         (b) Term Loan B. Subject to the terms and conditions hereof, the Lender agrees to make a Term Loan to Borrower in the amount of $3,500,000.00 ("Term Loan B"). There shall be a single borrowing under the Term Loan B made by the Lender to Borrower. The indebtedness represented by the Term Loan B shall bear interest as provided in Section 1.3, payable monthly in arrears in the manner described in that section. The principal balance of the Term Loan B shall be repaid in installments as follows: (i) commencing on the first Business Day of
February, 2005, and for eleven consecutive months thereafter, monthly installments of $25,000, then (ii) commencing on the first Business Day of February, 2006, and for twenty-three consecutive months thereafter, monthly installments of $37,500, and (iii) the final payment of all outstanding principal shall be due and payable on the Termination Date. The principal repayments set forth herein shall be in addition to payments of all accrued and unpaid interest due monthly in accordance with Section1.3.

         (c) Term Loan C. Subject to the terms and conditions hereof, the Lender agrees to make a Term Loan to Borrower in the amount of $3,500,000.00 ("Term Loan C"). There shall be a single borrowing under the Term Loan C made by the Lender to Borrower. The indebtedness represented by the Term Loan C shall bear interest as provided in Section 1.3, payable monthly in arrears in the manner described in that section. The principal balance of the Term Loan C shall be repaid in installments as follows: (i) commencing on the first Business Day of
February, 2005, and for eleven consecutive months thereafter, monthly installments of $25,000, then (ii) commencing on the first Business Day of February, 2006, and for twenty-three consecutive months thereafter, monthly installments of $37,500, and (iii) the final payment of all outstanding principal shall be due and payable on the Termination Date. The principal repayments set forth herein shall be in addition to payments of all accrued and unpaid interest due monthly in accordance with Section1.3.

         (d) Term Loan D. Subject to the terms and conditions hereof, the Lender agrees to make a Term Loan to Borrower in the amount of $3,500,000.00 ("Term Loan D"). There shall be a single borrowing under the Term Loan D made by the

Lender to Borrower. The indebtedness represented by the Term Loan D shall bear interest as provided in Section 1.3, payable monthly in arrears in the manner described in that section. The principal balance of the Term Loan D shall be repaid in installments as follows: (i) commencing on the first Business Day of
February, 2005, and for eleven consecutive months thereafter, monthly installments of $25,000, then (ii) commencing on the first Business Day of February, 2006, and for twenty-three consecutive months thereafter, monthly installments of $37,500, and (iii) the final payment of all outstanding principal shall be due and payable on the Termination Date. The principal repayments set forth herein shall be in addition to payments of all accrued and unpaid interest due monthly in accordance with Section1.3.

         1.8 Mandatory Prepayments of Excess Cash Flow. In addition to the regular payments of principal and interest required in respect of the Term Loans, Borrower shall remit to Lender on or before the 15th day after the close of each fiscal quarter, all Excess Cash Flow earned in the immediately preceding quarter. All such Excess Cash Flow payments remitted to Lender shall be applied by Lender pro rata among the four Term Loans as a reduction in the outstanding principal thereof.

         1.9 Promise to Pay. Borrower hereby promises to pay to Lender the principal, interest, fees and other charges comprising the Loans in accordance with the terms of this Agreement.

                               ARTICLE II - FEES

         2.1 Facility Fee. Borrower agrees to pay to Lender a Facility Fee in the amount of $30,000 per annum, which Facility Fee shall be due and payable on each anniversary date of this Agreement shall be non-refundable when paid, and shall be fully earned by Lender as of each due date thereof.

         2.2 Field  Examination  Fee. For each field  examination  of the books, records and other assets of Borrower performed by one or more employees or agents of Lender, Borrower shall pay to Lender a field examination fee in an amount of the per diem amount then customarily charged by Lender for such examinations for each day spent by each such employee in performing and/or summarizing the results of such examination (including all necessary travel time) plus all reasonable "out-of-pocket" expenses. Field examinations shall be performed by Lender no less frequently than quarterly, and each field examination fee shall be payable by Borrower to Lender within 30 days of delivery of invoices therefor.

         2.3 Costs and Expenses. Borrower agrees to reimburse Lender for all reasonable out-of-pocket expenses incurred by Lender in connection with the negotiation, preparation and execution of this Agreement and the administration and enforcement hereof, including, but not limited to, filing fees, tax, lien and judgment search fees, fees of outside auditors, bank fees, wire transfer fees, outside attorneys' fees, allocated costs of internal counsel, and any other reasonable fees or expenses; provided, however, that Borrower's reimbursement to Lender under this Section 2.3 in respect of Lender's outside attorneys' fees incurred in the negotiation, preparation and execution of this Agreement shall be limited to $25,000; provided further, that limitation contained in the preceding proviso shall not apply to any fees or expenses incurred by Lender following the execution hereof in respect of the administration or enforcement of this Agreement, the negotiation or preparation of any amendments hereto, or otherwise.

                    ARTICLE III - GRANT OF SECURITY INTEREST

         3.1 Grant of Security Interest. To secure the payment, performance and observance of the Obligations, Borrower grants, and hereby assigns, mortgages, and pledges, to Lender all of the Collateral, and grants to Lender a continuing security interest in, and a Lien upon, and a right of set off against, all of the Collateral.

3.2      Continued Priority of Security Interest.

         (a) The Security Interest granted by Borrower shall at all times be valid, perfected and enforceable against Borrower and all third parties in accordance with the terms of this Agreement, as security for the Obligations, and the Collateral shall not be at any time subject to any Liens that are prior to, or on parity with or junior to the Security Interest, other than Permitted Liens. Borrower represents and warrants to Lender that none of the creditors holding a Permitted Lien has a security interest in the Collateral superior in priority to the Lien of Lender granted under this Agreement.

         (b) Borrower shall, at it sole cost and expense, take all action that may be necessary or desirable, or that Lender may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of
Section 3.2(a), or to enable Lender to exercise or enforce its rights hereunder.

         (c) Lender is authorized to file one or more financing or continuation statements, or amendments thereto, without the signature of or in the name of Borrower for any purpose under this Agreement, including without limitation, any purpose under Section 3.2(b).

         (d) Borrower shall mark its books and records as directed by Lender and as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

        ARTICLE IV - PROCEEDS OF COLLATERAL, RECEIVABLES AND COLLECTIONS

         4.1 Borrower's Proceeds of Collateral. Borrower shall pay to Lender all proceeds of Collateral, including Net Proceeds, immediately upon Borrower's receipt thereof. For purposes of calculating interest owing by Borrower hereunder, Lender shall apply the amount of such Revenues to the Obligations on the next Business Day following the date upon which Lender receives such Revenues in immediately available funds.

         4.2 Collection of Receivables and other Collateral.

         (a) Borrower shall establish and maintain, at its expense, a Lockbox in the sole discretion of Lender, with such banks as are acceptable to Lender pursuant to documentation satisfactory to Lender, in its discretion, into which Borrower shall promptly deposit or cause to be deposited all Revenues. Borrower shall direct and instruct all of its Account Debtors to directly remit to such Lockbox all payments on Receivables and all other payments constituting Revenues, in the identical form in which such payments are made, whether by cash, check or other manner of payment. If, notwithstanding such instructions, Borrower receives any Revenues, and upon receipt by Borrower of any such Revenues, Borrower shall receive such payments as Lender's trustee, and Borrower shall immediately deliver such payments to Lender in their original form duly endorsed in blank. Borrower agrees that all payments made to the Lockbox or other funds received and collected by Lender, whether in respect of the Receivables, as other Revenues, or otherwise, shall be subject to Lender's sole control and shall be treated as payments to Lender in respect of the Obligations and therefore shall constitute the property of Lender to the extent of the amount of the outstanding Obligations.

         (b) Lender or its designee may, in Lender's sole discretion, at any time during which an Event of Default exists, notify Account Debtors of the Security Interest and collect Receivables directly from Account Debtors and charge the collection costs and expenses to Borrower as additional Loans. Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender, or Borrower, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, electronic communication or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                   ARTICLE V - REPRESENTATIONS AND WARRANTIES

         Borrower and Guarantor each represents and warrants to Lender, as of the date of this Agreement and at all times that Lender makes Loans to Borrower, as follows:

         5.1 Existence, Power and Authority; Borrower Affiliates.

         (a) Organization; Qualification. Each Obligor is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as identified in Schedule 5.1(a), having the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, and each Obligor is duly qualified and authorized to do business in the jurisdictions listed on Schedule 5.1(a) and in each jurisdiction in which the nature of its business or the ownership and characteristics of its property requires such qualification or authorization, except where the failure to be so qualified would not have a Materially Adverse Effect. The jurisdictions in which each Obligor is qualified to do business as a foreign entity are listed on Schedule 5.1(a).

         (b) Power. Each Obligor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform the Loan Documents in accordance with their respective terms. Each of the Loan Documents has been duly executed and delivered by the duly authorized officers of each Obligor and each is, or each when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms. All of the transactions contemplated under the Loan Documents are within such Obligor's powers and are not in contravention of law or the terms of such Obligor's certificate of incorporation, articles of incorporation, certificate of formation, by-laws, limited liability company agreement, or other organizational documentation, or any material agreement or undertaking to which Borrower is a party or by which such Obligor or its property is bound, and does not result in the creation or imposition of any lien, charge or encumbrance upon any assets of Borrower, other than the Lien of Lender.

         (c) Borrower Affiliates. Borrower has no Borrower Affiliates or Subsidiaries except as set forth on Schedule 5.1(c).

         (d) Capitalization. The outstanding shares of capital stock or membership interests of Borrower have been duly and validly issued and are fully paid and nonassessable, and the number and owners of such stock or membership interests of Borrower are set forth on Schedule 5.1(d). Except as set forth on
Schedule 5.1(d), there are no existing warrants, options, or commitments of any kind or nature convertible into capital stock or membership interests of any class of Borrower.

         (e) Business. Obligors are engaged principally in the business(es) described on Schedule 5.1(e).

         5.2 Compliance with Other Agreements and Applicable Law. Except as set forth on Schedule 5.2, no Obligor is in default under, or in violation in any respect of, any material agreement, contract, instrument or other commitment to which such Obligor is a party or by which such Obligor or its property is bound, and such Obligor is in compliance in all material respects with all Governmental Approvals applicable to or required in connection with the conduct of such Obligor's business and affairs, and such Obligor is otherwise in compliance in all material respects with all Applicable Laws.

         5.3 Absence of Litigation. Except as set forth on Schedule 5.3, there are no actions, proceedings or investigations pending or threatened against any Obligor, or any of its assets, which, if adversely determined against such Obligor can reasonably be expected to have a Materially Adverse Effect on the assets, financial condition or business prospects of the Obligors.

         5.4 Taxes and Returns. Except as set forth on Schedule 5.4, each Obligor has timely filed all tax returns which such Obligor is required by law to file or has obtained valid extensions, and all taxes and other sums related to the payment of taxes owing by such Obligor to any governmental authority have been fully paid and such Obligor maintains adequate reserves to pay such tax liabilities as they accrue.

         5.5 Lien Priority and Nature of Certain Collateral.

         (a) Liens. Lender has a perfected first priority security interest in the Collateral and, except for the Liens described on Schedule 5.5(a) and the other Permitted Liens, none of the properties and assets of any Obligor is subject to any Lien. Other than the Financing Statements of Lender pursuant to this Agreement or the Existing Loan Agreement, no financing statement under the Uniform Commercial Code of any state or other instrument evidencing a Lien that names any Obligor as debtor has been filed (and has not been terminated) in any state or other jurisdiction, and no Obligor has signed, authenticated or authorized any such financing statement or other instrument or any security agreement authorizing any secured party thereunder to file any such financing statement or instrument, except to perfect the Liens listed on Schedule 5.5(a) and the other Permitted Liens.

         (b) Title. Except as set forth on Schedule 5.5(b), each Obligor has valid and legal title to or leasehold interest in all personal property, real property, and other assets used in its business.

         (c) Receivables. Each Eligible Receivable has arisen from the sale and delivery of goods or from services rendered by Borrower, is genuine, complete and, in all other respects, what it purports to be, and is not otherwise ineligible under the standards set forth in this Agreement.

         (d)  Inventory.  All  Inventory is located on the premises set forth on
Schedule 5.5(d) or is Inventory in transit to one of such locations, except as otherwise disclosed in writing to Lender. No Obligor has, within the twelve (12) months preceding the Agreement Date, located any Inventory at premises other than those set forth on Schedule 5.5(d).

         (e) Equipment. All Equipment is in good order and repair in all material respects and is located on the premises set forth on Schedule 5.5(e). No Obligor has within the twelve-(12) months preceding the Agreement Date, located any Equipment at premises other than those set forth on Schedule 5.5(e).

         (f) Real Estate. No Obligor owns or leases any real property other than that described on Schedule 5.5(f).

         (g) Corporate and Fictitious  Names.  Except as otherwise  disclosed on
Schedule 5.5(g), during the five-year period preceding the Agreement Date, neither any Obligor nor any predecessor of any Obligor has been known as or used any corporate or fictitious name other than the name of such Obligor as first set forth in this Agreement.

         5.6 Principal Place of Business. Each Obligor's principal places of business or, if such Obligor has more than one principal place of business, such Obligor's chief executive office, is located at the address set forth on the signature page of this Agreement. All books and records pertaining to the Collateral are kept by each Obligor at its principal place of business or, if such Obligor has one, its chief executive office.

         5.7 Environmental Compliance.

         (a) Except as set forth on Schedule 5.7, to the best of Obligors' knowledge, no Obligor has Released, generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Contaminants on or off its premises (whether or not owned by either Obligor), in any manner that violates in any material respect any applicable Environmental Laws or any Governmental Approvals, and the business and operations of Obligors comply in all material respects with all Environmental Laws and all Governmental Approvals and similar authorizations.

         (b) Except as set forth on Schedule 5.7, (i) there is not and has not been any Remedial Action taken with respect to any real estate leased by any Obligor, (ii) there has not been nor is there now pending any investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person with respect to any non-compliance with or violation of the requirements of any Environmental Laws by any Obligor, or (iii) there has not been any Release, threatened or actual, of any
Contaminants, or generation, use, storage, treatment, transportation, manufacture, handling, production, or disposal of any Contaminants, or any other environmental, health or safety matter, which affects (A) any Obligor, (B) its business, operations, or assets, or (C) any properties at which such Obligor has transported, or stored any Contaminants.

         (c) Except as set forth on Schedule 5.7, no Obligor has liability (contingent or otherwise) with a known Release, threatened or actual, from any real property owned or leased by such Obligor, or the generation, use, storage, treatment, transportation, manufacture, handling, production, or disposal of any Contaminant, on the owned or leased real property.

         (d) All material Governmental Approvals or similar authorizations required to be obtained or filed in connection with the operations of Obligors under any Environmental Laws have been obtained, and all Governmental Approvals and similar authorizations are valid and in full force and effect in all material respects.

         5.8 Proprietary Rights. A correct and complete schedule of all of each Obligor's Proprietary Rights is set forth in Schedule 5.8 and none of the Proprietary Rights is subject to any licensing agreement or similar arrangement, except as set forth on Schedule 5.8 or as entered into in the ordinary course of such Obligor's business. To the best knowledge of Obligors none of the Proprietary Rights infringes on the valid trademark, trade name, copyright, or patent right of any other person or entity, and no other person's or entity's property infringes on the Proprietary Rights, in any material respect. The Proprietary Rights described on Schedule 5.8 constitute all of the property of such type necessary to the current and anticipated future conduct of the business of Obligors.

         5.9 Trade Names. All trade names or styles under which either Obligor sells Inventory or Equipment or creates Accounts, or to which instruments in payment of Accounts are made payable, are listed on Schedule 5.9.

         5.10 Employee Relations. Obligors have a stable work force in place and neither Obligor is, except as disclosed on Schedule 5.10, party to any collective bargaining agreement nor has any labor union been recognized as the representative of either Obligor's employees, and either Obligor knows of any pending, threatened, or contemplated strikes, work stoppage or other labor disputes involving any of such Obligor's employees.

         5.11 Employee Pension Benefit Plans. Each Plan meets the minimum funding standards of Section 302 of ERISA, if applicable, and no Termination Event has occurred with respect to any Plan of either Obligor.

         5.12 Bank Accounts. The information on Schedule 5.12 is a complete and correct list of all checking accounts, deposit accounts, and other bank accounts maintained by Obligors.

         5.13 Accuracy and Completeness of Information. All representations and warranties set forth in this Article V, and all statements and other information furnished by or on behalf of either Obligor in connection with this Agreement or any of the Loan Documents, including without limitation, all information on the Information Certificate, is true and correct in all material respects and does not omit any material fact. Each financial statement furnished by or on behalf of either Obligor presents fairly the financial condition of such Obligor as of the date of such statement and for the relevant period(s) then ended.

         5.14 Software License Compliance. Each Obligor warrants and represents that all software used by such Obligor on any of such Obligor's computers is either such Obligor's proprietary software or is duly licensed, maintained and operated in compliance with the software owner's license terms and conditions.

         5.15 Survival of Warranties; Cumulative.All representations and warranties contained in this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement, any investigation made by or on behalf of Lender, or any borrowing hereunder, and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation under this Agreement, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date), and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth in this Agreement and in the other Loan Documents shall be cumulative and shall be in addition to any other representations or warranties which either Obligor shall now or hereafter give, or cause to be given, to Lender.

                       ARTICLE VI - AFFIRMATIVE COVENANTS

         Until this Agreement has been terminated and all Obligations have been paid in full, unless Lender shall otherwise consent in writing, covenants and agrees with Lender as follows:

         6.1 Financial Statements. Borrower shall deliver to Lender, within 120 days following the close of each Fiscal Year, Obligors' consolidated audited financial statements, certified by a recognized firm of certified public accountants acceptable to Lender (Tanner & Co. being deemed acceptable to Lender) as having been prepared in accordance with GAAP and as presenting fairly the financial condition of Obligors as of the date thereof and for the period then ended (and including a management letter to Obligors from such accountants, if prepared by such accountants at Borrower's or Guarantor's request, to be delivered not later than 30 days thereafter, which summarizes operating results and addresses operating issues historically and facing the Obligors in the coming years). Obligors shall deliver to Lender such other financial information as Lender shall reasonably request, including, (i) within 30 days after the close of each month, reasonably detailed monthly and fiscal year-to-date financial statements, including income statement, balance sheet, and statement of cash flow, prepared in accordance with GAAP (subject to the absence of notes and to annual audit adjustment), certified by the chief financial officer or other authorized individual of Borrower as presenting fairly the financial condition of Obligors, which, for the end of each month, shall also include a Covenant Compliance Certificate, setting forth a calculation of the financial covenants described in Section 7.6 below, and the status of all other monetary covenants set forth in this Agreement, (ii) within 45 days after the close of each calendar quarter, unaudited consolidated and consolidating quarterly and year-to-date financial statements, including including income statement, balance sheet, and statement of cash flow, prepared in accordance with GAAP (subject to the absence of notes and to annual audit adjustment), certified by the chief financial officer or other authorized individual of Borrower as presenting fairly the financial condition of Obligors, and (iii) at least 60 days prior to the end of Borrower's Fiscal Year an annual operating budget showing a projected income statement, balance sheet and cash flows as of each month end for the forthcoming Fiscal Year.

         6.2 Books and Records. Borrower shall keep accurate and complete records of the Collateral and permit Lender to: (a) visit Borrower's business locations during normal business hours at intervals to be determined by Lender; and (b) inspect, audit and make extracts from or copies of Borrower's books, records, journals, receipts, computer tapes and disks. All governmental authorities are authorized to furnish Lender with copies of reports of examinations of either Obligor made by such parties. Banks, Account Debtors and other third parties (without waiving any attorney-client privilege) with whom Borrower has contractual relationships pertaining to the Collateral or the Loan Documents, are authorized to furnish Lender with copies of such contracts and related materials. Lender is authorized, in its own name or any other name, to communicate with Account Debtors in order to verify the existence, amount and terms of any Receivable.

         6.3 Additional Documentation. Obligors shall execute and deliver to Lender all additional documents which Lender may, from time to time, reasonably determine are necessary or appropriate to evidence the Loans or to continue or perfect Lender's Security Interest in the Collateral.

         6.4 Existence, Name, Organization and Chief Executive Office. Each Obligor shall maintain its existence in good standing and shall deliver to Lender written notice, at least thirty (30) days in advance, of any proposed change in such Obligor's state of incorporation, a change in such Obligor's name, a change in the use of any trade name, new trade names, fictitious name or new fictitious names, such Obligor's business locations, the location of such Obligor's principal place of business or chief executive office, the mailing address of such Obligor, the location of any Inventory or Equipment, or the location of such Obligor's books and records, and shall execute or cause to be executed any and all documents that Lender reasonably requests in connection therewith, including, in the case of any new location of Inventory that is not owned by such Obligor, the waiver and consent from the lessor of such premises that is more particularly described in clause (g) of the definition of Eligible Inventory. If either Obligor does not have an organizational identification number and later obtains one, such Obligor shall forthwith notify Lender of such organizational identification number and shall execute or cause to be executed any and all documents that Lender reasonably requests in connection therewith.

         6.5 Compliance with Laws and Taxes. Each Obligor shall comply in all material respects with all Applicable Laws. Each Obligor shall pay all real and personal property taxes, assessments and charges, and all franchise, income, unemployment, social security, withholding, sales and all other taxes assessed against such Obligor or the Collateral, at such times and in such manner so as to avoid any penalty from accruing against such Obligor or any Lien or charge from attaching to the Collateral (except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books). Each Obligor shall promptly deliver to Lender, upon request, receipted bills evidencing payment of such taxes and assessments.

         6.6 Performance of Obligations. Each Obligor shall perform, in a timely manner, all of its obligations pursuant to all leases, mortgages, deeds of trust or other agreements to which such Obligor is a party, and shall pay when due all debt owed by such Obligor and all claims of mechanics, materialmen, carriers, landlords, warehousemen and other like persons, except only, and to the extent that, the amount of any such debt and claims is being contested by such Obligor in good faith by appropriate proceedings and such Obligor maintains on its books reasonable reserves therefor in accordance with GAAP.

         6.7 Reporting as to Revenues, Receivables and Inventory.

         (a) With such frequency as Lender shall direct, Borrower shall deliver to Lender such information as Lender shall request with respect to the Revenues, Receivables and Inventory, including, but not limited to:

              (i) no later than the Monday of each week, a Borrowing Base Certificate based upon the Receivables and Inventory as of the end of the preceding week, together with a detailed summary of the sources of all of the Revenues, including sales of Inventory and credits and collections associated with Receivables, for the preceding week;

              (ii) no later than the 10th day of each month, detailed schedules showing the aging of Receivables and Borrower's accounts payable as of the end of the preceding month; and

              (iii) no later than 30 days following the last day of each Fiscal Year following the Closing Date, a complete and updated list of Borrower's customers, including the name, address and telephone number of each customer.

         (b) Borrower shall notify Lender promptly if:

              (i) Borrower enters into a long-term contract with the United States of America, and, if requested by Lender, Borrower shall execute all instruments and take all steps necessary to insure that all amounts due and to become due under such long-term contract are properly assigned to Lender pursuant to the Assignment of Claims Act of 1940 or otherwise;

              (ii) Borrower receives information with regard to any type or item of Collateral which might have in any way a Materially Adverse Effect on the value of the Collateral as a whole or the rights and remedies of Lender with respect thereto; and

              (iii) any accounts due and owing in which amounts in dispute by any single Account Debtor on an Eligible Receivable are in excess of $25,000, and Borrower shall explain in detail the reason for the dispute, all claims related to the dispute, and the amount in controversy.

         6.8 Breach or Default. Obligor shall notify Lender immediately upon the occurrence of any circumstance which: (a) makes any representation or warranty of any Obligor contained in this Agreement or any other Loan Document incorrect or misleading in any material respect; or (b) constitutes an Event of Default.

         6.9 Maintenance of Assets. Borrower shall maintain all of its real and personal property in good repair, working order and condition, shall make all necessary replacements to such property so that the value and the operating efficiency of such property will be preserved, shall prevent any personal property from becoming a fixture to real estate (unless owned by Borrower and encumbered by a mortgage, deed of trust, security deed or similar agreement in favor of Lender), and will pay all rental or mortgage payments due on its real property.

         6.10 Insurance. Obligors shall procure and continuously maintain: (a) "All Risk Extended Coverage" property insurance covering each Obligor's tangible personal property for the full replacement value thereof; (b) "All Risk Extended Coverage" business interruption insurance in an amount acceptable to Lender; (c) liability insurance in an amount acceptable to Lender; and (d) such other customary insurance coverages as are specified by Lender in its reasonable business judgment from time to time. Each property and business interruption insurance policy shall contain a standard Lender's Loss Payable Endorsement in favor of Lender, providing for, among other things, thirty (30) days prior written notice to Lender of any cancellation, non-renewal or modification of such coverage. Obligors shall deliver to Lender certified copies of such policies and all required endorsements, or other evidence of such insurance acceptable to Lender. All amounts received by Lender from any such insurance policies may be applied by Lender to the Obligations. If Obligors fail to procure required insurance or such insurance is canceled or otherwise lapses, Lender may procure such insurance and add the cost of such insurance to the principal balance of the Loans.

         6.11 Use of Proceeds.

         (a) Borrower shall use the proceeds of the Loans (i) to repay in full all obligations owed to Lender under or in connection with the Existing Loan Agreement, and (ii) for general working capital needs; and

         (b) not use any part of such proceeds to purchase or to carry or reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or T of the Board of Governors of the Federal Reserve System) or, in any event, for any purpose which would involve a violation of Regulation U, T or X of such Board of Governors, or for any purpose prohibited by law or by the terms and conditions of this Agreement or any of the Loan Documents.

         6.12 Disclosure. Promptly and in no event later than five (5) Business Days after obtaining knowledge thereof, Borrower shall (i) notify Lender if any written information, exhibit, or report furnished to Lender contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (ii) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment, filing, or recordation thereof.


                        ARTICLE VII - NEGATIVE COVENANTS

         Each Obligor covenants and agrees with Lender as follows:

         7.1 Business, Management and Organization. Neither Obligor shall: (a) make any material change in its management, which includes the following: removing Paul Licata as President of Borrower; (b) make any material change in the nature of the business that such Obligor presently conducts; (c) amend, modify or supplement (without Lender's consent) Borrower's certificate of formation in any manner which prevents Guarantor directly or indirectly through one or more of its Affiliates, from electing a majority of the Board of Borrower; (d) change its name except after first complying with Section 7.4 of this Agreement; (e) change its state of formation or its type of organization;
(f) as to Borrower, merge or consolidate with any Person or purchase any stock or assets of any other Person, other than assets used by Borrower in the ordinary course of its business and other than Permitted Investments.

         7.2 Disposition of Assets. Neither Obligor shall, without Lender's written consent: (a) encumber the Collateral in favor of any party other than Lender, whether voluntarily or involuntarily, other than the Permitted Liens; or
(b) sell, consign, lease or remove from such Obligor's business locations any of Borrower's assets except that, until Lender gives Borrower notice to the contrary during the existence of any Event of Default, Borrower may (i) sell Inventory in the ordinary course of its business (any sale or exchange of Inventory in satisfaction of indebtedness of Borrower shall not be deemed a sale of Inventory in the ordinary course of business); (ii) sell or dispose of obsolete assets that constitute Collateral which Borrower has determined, in good faith, not to be useful in the conduct of its business and which, in any Fiscal Year, do not have an aggregate fair market value in excess of $100,000;

and (iii) sell or dispose of obsolete assets that do not constitute Collateral which Borrower has determined, in good faith, not to be useful in the conduct of its business.

         7.3 Loans and Guarantees. Borrower shall not make any loan or contribute money, goods or services to, or guaranty or agree to become liable for any obligation of, any other Person, including any Affiliates of any obligor or any Interested Party, other than: (a) loans to employees of Borrower for reimbursable expenses incurred by such employees in the normal course of Borrower's business; (b) sales of Inventory on credit in the ordinary course of business; (c) the Guaranty of Guarantor; and (d) Permitted Investments.

         7.4 Capital Expenditures and Investments. Borrower shall not: (a) make any Capital Expenditures in any Fiscal Year, in the aggregate in excess of $250,000, or (b) make any Investment other than Permitted Investments.

         7.5 Distributions and Salaries.

         (a) Borrower shall not make any dividend, distribution or payment on or with respect to any shares (other than dividends payable solely in shares of its stock), or purchase, redeem or otherwise acquire or retire any of its stock (except shares acquired on the conversion thereof into other shares of stock).

         (b) Neither Obligor shall increase, whether by election, promotion or otherwise, the aggregate salaries and other compensation paid to the officers of either Obligor by more than ten percent (10%) in the aggregate in any Fiscal Year.




                  [remainder of page intentionally left blank]

         7.6 Minimum EBITDA. Borrower shall achieve as the case may be, (a) positive EBITDA as of the end of each quarter, of at least the amount shown below for the quarter then ended, or (b) negative EBITDA as of the end of each quarter, of no more than the amount shown below for the quarter then ended, based upon the most recent financial statements of Borrower delivered to Lender in accordance with Section 6.1 hereof for the immediately preceding quarter:


------------------------------------- ----------------------------------
          Quarter Ending:                       EBITDA Amount
------------------------------------- ----------------------------------
March 31, 2003                                    ($850,000)
------------------------------------- ----------------------------------
June 30, 2003                                     ($600,000)
------------------------------------- ----------------------------------
September 30, 2003                                ($400,000)
------------------------------------- ----------------------------------
December 31, 2003                                 ($300,000)
------------------------------------- ----------------------------------
March 31, 2004                                    ($200,000)
------------------------------------- ----------------------------------
June 30, 2004                                     ($100,000)
------------------------------------- ----------------------------------
September 30, 2004                                 - $0 -
------------------------------------- ----------------------------------
December 31, 2004                                  $100,000
------------------------------------- ----------------------------------
March 31, 2005                                     $200,000
------------------------------------- ----------------------------------
June 30, 2005                                      $300,000
------------------------------------- ----------------------------------
September 30, 2005                                 $400,000
------------------------------------- ----------------------------------
December 31, 2005                                  $500,000
------------------------------------- ----------------------------------
March 31, 2006                                     $600,000
------------------------------------- ----------------------------------
June 30, 2006                                      $700,000
------------------------------------- ----------------------------------
September 30, 2006                                 $800,000
------------------------------------- ----------------------------------
December 31, 2006                                  $900,000
------------------------------------- ----------------------------------
March 31, 2007                                   $1,000,000
------------------------------------- ----------------------------------
June 30, 2007                                    $1,100,000
------------------------------------- ----------------------------------
September 30, 2007                               $1,200,000
------------------------------------- ----------------------------------

All amounts referenced in this Section shall be determined in accordance with GAAP.

         7.7 Change of Control. Borrower shall not cause, permit, or suffer, directly or indirectly, any Change of Control.

         7.8 Limitation on Indebtedness for Money Borrowed. Borrower shall not create or suffer to exist any Indebtedness for Money Borrowed except: (i) the Indebtedness for Money Borrowed of Borrower to Lender under this Agreement and the Loan Documents; (ii) Indebtedness for Money Borrowed outstanding as of the Closing Date and listed on Schedule 7.8; (iii) Indebtedness for Money Borrowed secured by Permitted Liens; and (iv) other Indebtedness for Money Borrowed in an aggregate amount not to exceed $100,000.

         7.9 Mergers; Consolidations; Acquisitions. Without Lender's prior written consent, Borrower shall not merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, or permit any of its Subsidiaries to acquire, all or any substantial part of the properties and assets or Securities of any Person.

         7.10 Subsidiaries. After the Closing Date, Borrower shall not create any Subsidiaries, or transfer any assets to any Subsidiary, without Lender's prior written consent.

         7.11 Fiscal Year. Neither Obligor shall change its fiscal year end for accounting purposes from December 31 of any year.


                      ARTICLE VIII - CONDITIONS PRECEDENT

         8.1 The obligation of Lender to extend any credit under this Agreement, including the making of the initial Revolving Loan Advance, the Term Loans and any future Revolving Loan Advances, is subject to the fulfillment to Lender's satisfaction of all of the following conditions:

         (a) All legal matters incidental to the extension of credit by Lender shall be satisfactory to counsel for Lender.

         (b) Lender shall have received, in form and substance satisfactory to Lender, each of the following, duly executed:

              (i)    This Agreement;

              (ii)   Borrower's    borrowing    resolutions    and   Guarantor's
                     authorizing resolutions;

              (iii)  UCC-1 Financing Statement(s);

              (iv)   An opinion of Borrower's counsel;

              (v)    The Deposit Account Control Agreement;

              (vi)   The  Second  Amended  and  Restated   Continuing   Guaranty
                     Agreement of Guarantor;

              (vii)  The Warrant Agreement;

              (viii) A Landlord Waiver from each of Borrower's landlords;

              (ix)   The Information Certificates of Borrower and Guarantor; and

              (x) Such other documents as Lender may require under this Agreement.

         (c) Borrower shall have established the Lockbox and Blocked Account as required by Lender.

         (d) Lender shall have received evidence of insurance and loss payee endorsements and/or certificates of insurance naming Lender as loss payee, as required under this Agreement, in form and substance satisfactory to Lender, at Borrower's cost and expense.

         (e) Lender shall have completed a field review of the records and other information with respect to the Collateral as Lender may require, the results of which shall be satisfactory to Lender in its discretion.

         (f) Lender shall have received and reviewed UCC search results for all jurisdictions in which assets of either Obligor are located in the United States and their states of organization or formation, in form and substance satisfactory to Lender.

         (g) Lender shall have received evidence, in form and substance satisfactory to Lender, that Lender has a valid perfected first security interest in all of the Collateral except as otherwise permitted under this Agreement.

         (h) No Default or Event of Default shall have occurred and be continuing.

         (i) All representations and warranties of Obligors set forth in this Agreement shall be true and correct in all material respects.

                    ARTICLE IX - EVENTS OF DEFAULT; REMEDIES

         9.1 Events of Default. The occurrence or existence of any one or more of the following events or conditions, whether voluntary or involuntary, shall constitute an Event of Default:

         (a) Borrower fails to pay when due (whether due at stated maturity, on demand, upon acceleration or otherwise) any installment of principal, interest, premium, if any, and fees on any of the Loans or otherwise owing under this Agreement;

         (b) Borrower fails to pay any of the other Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) and such failure shall continue for a period of five (5) days after Lender's giving Borrower written notice thereof;

         (c) Borrower or any other Obligor fails or neglects to perform, keep or observe any covenant contained in this Agreement or the other Loan Documents (other than a covenant which is dealt with specifically elsewhere in this Section 9.1) and the breach of such other covenant in this Agreement or the other Loan Documents is not cured within ten (10) days after the sooner to occur of Borrower's or such other Obligor's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower or such other Obligor;

         (d) Any representation or warranty made by or on behalf of Borrower or any other Obligor, or other information provided by or on behalf of Borrower or any other Obligor to Lender, was incorrect or misleading in any material respect at the time it was made or provided;

         (e) Borrower any Affiliate of Borrower defaults: (i) as primary or secondary obligor, in the payment of any principal or interest on any Indebtedness for Money Borrowed (other than the Obligations or, for purposes of this subsection (e) only, indebtedness owed to any party having executed a debt or lien subordination agreement with Lender) in excess of $300,000, and such default continues beyond any applicable grace period or, if such Indebtedness is payable on demand, fails to pay such Indebtedness upon demand; or (ii) in the observance of any covenant, term or condition contained in any agreement evidencing, securing or relating to any Indebtedness for Money Borrowed (other than the Obligations or, for purposes of this subsection (e) only, indebtedness owed to any party having executed a debt or lien subordination agreement with Lender) in excess of $300,000, if the effect of such default is to cause, or to permit any other party to such Indebtedness to cause, all or part of such Indebtedness to become due before its stated maturity;

         (f) A writ of attachment, garnishment execution, distraint or similar process in excess of $50,000 is issued against Borrower, any Subsidiary of Borrower, or any of their respective properties;

         (g) Lender determines, in its reasonable discretion, that a Materially Adverse Effect has occurred, and such event is not cured within 5 Business Days after Borrower receives, or is deemed to receive, notice of such event from Lender;

         (h) Borrower or any other Obligor becomes bankrupt; makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver; a trustee or a receiver is appointed for Borrower or any other Obligor or for a significant portion of Borrower's or any other Obligor's assets; bankruptcy, reorganization or insolvency proceedings are instituted by or against Borrower or any other Obligor; or if any of the foregoing occurs with respect to any guarantor or other party liable for any of Borrower's obligations owing to Lender;

         (i) Any judgment or order for the payment of money in excess of $50,000 or in excess of $100,000 in the aggregate for all such judgments or orders, is entered against Borrower, unless the same shall be (i) fully covered by insurance and the issuer of the applicable policy shall have acknowledged full coverage in writing within thirty (30) days of judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of thirty (30) days from the date of such judgment or order;

         (j) Any Loan Document is terminated other than as provided for in this Agreement or becomes void or unenforceable, or any Security Interest ceases to be a valid and perfected first priority security interest in any portion of the Collateral, other than as a result of the Permitted Liens;

         (k) Any Obligor conceals, removes, or permits to be concealed or removed, any of its assets with the intent to hinder, delay or defraud Lender or any of any Borrower's other creditors;

         (l) A Guarantor, surety or endorser for any of the Obligations dies, defaults in any obligation owing to Lender, or prospectively terminates or revokes such guaranty or surety;

         (m) Any loss, theft, damage or destruction of any item of Collateral or other property of Borrower which has a Materially Adverse Effect;

         (n) There is filed against Borrower or any guarantor or other party liable for any of Borrower's Obligations any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding could result in the confiscation or forfeiture of any material portion of the Collateral;

         (o) Any Termination Event with respect to any Plan shall have occurred; or a decision shall have been made by Borrower or Borrower Affiliate, or any member of the "controlled group of corporations" (as defined in Section 1563(a)(4) of the Internal Revenue Code determined without regard to Sections 1563(a) and (e)(3)(c) of such Code) of which Borrower or Borrower Affiliate is a party, to terminate, file a notice of termination with respect to, or withdraw from, any Plan.

         9.2 Lender's Remedies. In addition to any other rights and remedies that Lender may have, upon the occurrence and during the continuance of an Event of Default, Lender may:

         (a) Without notice to, or demand upon, Borrower:

              (i)    discontinue making any further Revolving Loan Advances;

              (ii)   terminate this Agreement;

              (iii)  declare all Obligations to be immediately due and payable;

              (iv) take possession of all or any portion of the Collateral, wherever located, and enter on any of the premises where any of the Collateral may be and remove, repair and store any of the Collateral until it is sold or otherwise disposed of (Lender shall have the right to store, without charge, all or any portion of the Collateral at any of Borrower's business locations);

              (v) use, without charge, Borrower's patents, copyrights, trade names, trade secrets, trademarks, advertising materials or any property of a similar nature, in advertising for sale and selling any of the Collateral; and

              (vi) renew, modify or extend any Receivable, grant waivers or indulgences with respect to any Receivable, accept partial payments on any Receivable, release, surrender or substitute any security for payment of any Receivable, or compromise with, or release, any party liable on any Receivable in such a manner as Lender may, in its sole discretion deem advisable, all without affecting or diminishing Borrower's Obligations to Lender.

         (b) With notice to Borrower:

              (i) require Borrower, at Borrower's expense, to assemble the Collateral and make the Collateral available to Lender at locations reasonably convenient to Lender and Borrower;

              (ii) sell or otherwise dispose of all or any portion of the Collateral at public or private sale for cash or credit, with such notice as may be required by law (in the absence of any contrary requirement, Borrower agrees that ten (10) days prior notice of a public or private sale of the Collateral is reasonable), in lots or in bulk, all as Lender, in its sole discretion, may deem advisable. Lender shall have the right to conduct any such sales, without charge, at Borrower's business locations. Lender may purchase all or any portion of the Collateral at public sale and, if permitted by law, at private sale and, in lieu of actual payment of the purchase price, may offset the amount of such price against the outstanding amount of the Loans and any other amounts owing from Borrower to Lender.

                     Proceeds realized from the sale of any Collateral will be applied in the following order: (a) to the reasonable costs, expenses and attorneys' fees incurred by Lender in connection with the collection, acquisition, protection and sale of the Collateral; (b) to any accrued and unpaid interest owing from Borrower to Lender; and (c) to any other amounts owing from Borrower to Lender. Borrower agrees that Borrower will remain fully liable for any deficiency owing to Lender after the proceeds of the Collateral have been applied to the Loans and all other amounts owing from Borrower to Lender; and

              (iii)  be  entitled  to  the   appointment   of  a  receiver  upon
                     application therefor, without the requirement of posting a bond or any other security.

         (c) If any of the Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but not the obligation, to repair or perform such maintenance, preparation, processing or completion of manufacturing to place the same in such saleable condition as Lender shall deem appropriate, but Lender shall have the right to sell or dispose of such Collateral with or without such processing.

                         ARTICLE X - JURY TRIAL WAIVER;
             OTHER WAIVERS AND CONSENTS; GOVERNING LAW; AND RELEASE

         10.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

         (a) The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to applicable conflict of law principles.

         (b) Borrower, Guarantor and Lender irrevocably consent and submit to the non-exclusive jurisdiction of Ohio Courts in connection with the resolution of any disputes relating to this Agreement or the other Loan Documents. Borrower and Guarantor irrevocably waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Loan Documents, or in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or its property or any other Obligor in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or otherwise enforce its rights against Borrower or its property, or any guarantor of the Obligations).

         (c) Each Borrower and Guarantor waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Borrower or Guarantor, as the case may be, at the address set forth below and service so made shall be deemed to be completed five (5) Business Days after the same shall have been so deposited in the U.S. mails. Nothing contained in this Agreement shall affect the right of Lender to serve legal process by any other manner permitted by law.

         (d) BORROWER, GUARANTOR AND LENDER EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES TO THIS AGREEMENT IN RESPECT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE RELATED TRANSACTIONS, INCLUDING WITHOUT LIMITATION, THE OBLIGATIONS OF BORROWER AND ANY GUARANTOR, THE COLLATERAL, OR ANY INSTRUMENT, DOCUMENT OR GUARANTY DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER, GUARANTOR, AND LENDER EACH HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

         (e) Lender shall not have any liability to Borrower or Guarantor (whether in contract, tort, equity or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted at all times in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

         10.2 Waiver of Certain Claims and Counterclaims. Borrower hereby agrees that it will not assert against Lender any claim for consequential, incidental, special or punitive damages in connection with this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby, and Borrower expressly waives any and all right to assert any such claims. Borrower further waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto. No officer of Lender has any authority to waive, condition, or modify the provisions of this section.

         10.3 Indemnification. Borrower agrees to indemnify, save and hold harmless Lender and its directors, officers, agents, attorneys and employees from and against: (i) the use or contemplated use of the proceeds of any of the Revolving Loan Advances or Term Loans, any transaction contemplated by this Agreement or the other Loan Documents, or any relationship with Borrower or any other party to this Agreement or the other Loan Documents; (ii) any administrative or investigative proceeding by any governmental agency arising out of or related to a claim, demand, action or cause of action described in clause (i) above; and (iii) any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees and disbursements and other professional services) that any party indemnified hereunder suffers or incurs as a result of any foregoing claim, demand, action or cause of action; provided, however, that no such indemnitee shall be entitled to indemnification for any loss caused by its own gross negligence or willful misconduct. Any obligation or liability of Borrower to any such indemnitee under this section shall survive the expiration or termination of this Agreement and the repayment of the Loans and performance of all Obligations.

         10.4 Release of Claims. To induce Lender to enter into this Agreement, Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrower now has or ever had against Lender, including without limitation those arising under or in connection with any of the Loan Documents, the Existing Loan Agreement or any of the other Existing Loan Documents, or Lender's negotiation, administration or enforcement thereof, or otherwise. Borrower represents and warrants to Lender that Borrower has not transferred or assigned to any Person any claim that Borrower ever had or claimed to have against Lender.

                           ARTICLE XI - MISCELLANEOUS

         11.1 Power of Attorney. Borrower irrevocably appoints Lender, and any person designated by Lender, as Borrower's true and lawful attorney-in-fact to:
(a) endorse for Borrower, in Lender's or Borrower's name, any draft or other order for the payment of money payable to Borrower; and (b) execute, in Lender's or Borrower's name, Financing Statements describing the Collateral. Lender shall not be liable to Borrower for any action taken by Lender or its designee under this power of attorney, except to the extent that such action was taken by Lender in bad faith or with gross negligence or willful misconduct. Borrower agrees that a carbon, photographic or other reproduction of a Financing Statement or this Agreement may be filed by Lender as a Financing Statement.

         11.2 Outstanding Revolving Loan Advances. The outstanding principal amount of, and accrued interest on, the Revolving Loan Advances and the Term Loans and the Interest Rate applicable to the Revolving Loan Advances and the Term Loans from time to time, shall be, at all times, ascertained from the records of Lender and shall be conclusive absent manifest error.

         11.3 Modifications and Course of Dealing. This Agreement constitutes the entire agreement of Borrower and Lender relative to the subject matter hereof. No modification of or supplement to this Agreement shall bind Lender unless in writing and signed by an authorized officer of Lender. The enumeration in this Agreement of Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that Lender may have under any of the other Loan Documents, the Uniform Commercial Code or other Applicable Law. No course of dealing and no delay or failure of Lender to exercise any right, power or privilege under any of the Loan Documents will affect any other or future exercise of such right, power or privilege. The exercise of any one right, power or privilege shall not preclude the exercise of any others, all of which shall be cumulative.

         11.4 Assignment and Participation. Borrower may not assign or transfer any of their rights or delegate any of its obligations under this Agreement or any of the other Loan Documents. Lender shall have the right, from time to time, without notice to Borrower, to sell, assign or otherwise transfer all or any part of its interest in this Agreement, the other Loan Documents, and the Loans to any other party, or enter into participation arrangements with any other party. Borrower authorizes Lender to deliver to potential assignees or
participants   Borrower's  financial   information  and  all  other  information
delivered to Lender in furtherance of or pursuant to the terms of this Agreement.

         11.5 Delegation of Duties. Lender may execute any of its duties under this Agreement or the other Loan Document by or through agents, employees or attorneys-in-fact. Lender shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact selected by Lender as long as such selection was made without gross negligence or willful misconduct.

11.6 Notices. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and five (5) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.6), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in the signature page to this Agreement or to such other address (or facsimile number) as may be substituted by notice given as herein provided.

         11.7 Expenses. Borrower agrees to pay, and to hold Lender harmless from and against, all reasonable out-of-pocket expenses incurred by Lender (including attorneys' fees and allocated costs of staff counsel) in connection with any amendments, waivers or consents relating to this Agreement or any of the other Loan Documents. Borrower further agrees to pay any reasonable fees, costs, or expenses incurred by Lender arising in connection with Lender's enforcement or preservation of its rights under this Agreement or any other Loan Document, or in the collection of any of the Loans, including without limitation, attorneys' fees (including allocated costs of staff counsel), expert fees, and legal costs.

         11.8 Assignment of Receivables and Inventory. This Agreement may be supplemented by separate assignments of Receivables and Inventory and, if such assignments are executed, the rights and interests given by Borrower pursuant to such assignments shall be in addition to, and not in limitation of, the rights and security interests given by Borrower under this Agreement. Lender will not be responsible for the safekeeping of any Inventory delivered to Lender, for the collection of proceeds of any of the Collateral, or for losses of collected proceeds held by Borrower in trust for Lender.

         11.9 Binding Effect; Severability. This Agreement shall not be deemed to create any right in any party except as provided herein and shall inure to the benefit of, and be binding upon, the successors and assigns of Borrower and Lender. All of Borrower's obligations under this Agreement are absolute and unconditional and shall not be subject to any offset or deduction whatsoever. The provisions of this Agreement are intended to be severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part, such provision will be ineffective to the extent of such invalidity or unenforceability without in any manner effecting the validity or enforceability of the remaining provisions of this Agreement.

         11.10 Final Agreement. This Agreement and the other Loan Documents are intended by Borrower and Lender to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any provision of any of the other Loan Documents shall be made, except by a written agreement signed by Borrower, Guarantor and a duly authorized officer of Lender.

         11.11 Counterparts. This Agreement may be executed in any number of counterparts, and by Lender, Borrower and Guarantor in separate counterparts, each of which shall be an original, but all of which shall taken together constitute one and the same agreement. The parties hereby acknowledge and agree that facsimile signatures of this Agreement shall have the same force and effect as original signatures.

         11.12 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         11.13 Borrower's Representative. Borrower hereby appoints and authorizes Paul Licata to act as its representative and agent hereunder to issue notices and other communications on its behalf (the "Borrower Representative"). Notwithstanding any provision herein to the contrary, Lender agrees that any notice or other communication issued by an authorized representative on behalf of Borrower Representative shall be acknowledged as a notice or other communication properly issued by Borrower and that it shall not recognize any notice or other communication that was not issued by Borrower Representative or his authorized representative as a properly authorized notice or other communication from Borrower.

         The undersigned, pursuant to due authority, have caused this Agreement to be executed as of the date set forth above.

                                          BORROWER:

                                          CIERA NETWORK SYSTEMS, INC.


                                          By:___________________________________
                                          Name: Robert Livingston
                                          Title: President

                                          1250 Wood Branch Park Drive
                                          First Floor
                                          Houston, TX 77079
                                          Facsimile:  (281) 529-4650

        with a copy to:                   Timothy J. Heinrich
                                          BOYAR & MILLER
                                          4265 San Felipe
                                          Suite 1200
                                          Houston, TX  77027
                                          Facsimile:  (713) 552-1758

                                          GUARANTOR:

                                          CCC GLOBALCOM CORPORATION

                                          By: __________________________________
                                          Name:  Paul E. Licata
                                          Title:  President

                                          1250 Wood Branch Park Drive
                                          First Floor
                                          Houston, TX 77079
                                          Facsimile:  (281) 529-4650

        with a copy to:                   Timothy J. Heinrich
                                          BOYAR & MILLER
                                          4265 San Felipe
                                          Suite 1200
                                          Houston, TX  77027
                                          Facsimile:  (713) 552-1758

                                          LENDER:

                                          RFC CAPITAL CORPORATION


                                          By: __________________________________
                                          Name:  ________________
                                          Title:  _________________


        with a copy to:                   Eric W. Anderson, Esq.
                                          PARKER, HUDSON, RAINER & DOBBS LLP
                                          1500 Marquis Two Tower
                                          285 Peachtree Center Ave., N.E.
                                          Atlanta, GA  30303

                                 ACKNOWLEDGMENT

STATE OF                       )
                               )    ss:
COUNTY OF                      )

         Before me, a Notary Public in and for said County and State, on this day personally appeared _______________________________, known to me to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he executed said instrument as his or her free and voluntary act and the free and voluntary act of Borrower.

         Given under my hand and Notarial Seal this _____ day of _________.


                                   ------------------------------------
                                   Notary Public, State of __________

                                   ------------------------------------
                                   Printed, typed or stamped name of Notary
                                   Public

My commission expires:

                                   EXHIBITS
                        (to Loan and Security Agreement)

                                    EXHIBIT A

                                     FORM OF
                           BORROWING BASE CERTIFICATE


See Attached

                                    EXHIBIT B

                             INFORMATION CERTIFICATE


See Attached

                                    SCHEDULES
                        (to Loan and Security Agreement)
                                LIST OF SCHEDULES


     Schedule 5.1(a)       Organization; Qualification

     Schedule 5.1(c)       Borrower Affiliates

     Schedule 5.1(d)       Capitalization

     Schedule 5.1(e)       Business of Borrower

     Schedule 5.2          Compliance

     Schedule 5.3          Litigation

     Schedule 5.4          Taxes and Returns

     Schedule 5.5(a)       Permitted Liens

     Schedule 5.5(b)       Title

     Schedule 5.5(d)       Inventory

     Schedule 5.5(e)       Equipment

     Schedule 5.5(f)       Real Property

     Schedule 5.5(g)       Corporate and Fictitious Names

     Schedule 5.7          Environmental Compliance, Action, Liability

     Schedule 5.8          Proprietary Rights

     Schedule 5.9          Trade Names

     Schedule 5.10         Employee Relations

     Schedule 5.12         Bank Accounts

     Schedule 6.13         Use of Proceeds

     Schedule 7.8(d)       Permitted Indebtedness